UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): SEPTEMBER 12, 2000


                           MIDWEST BANC HOLDINGS, INC.
             (Exact name of Registrant as specified in its charter)

                          -----------------------------


            DELAWARE                   000-29598               36-3252484
  (State or other jurisdiction  (Commission file number)     (I.R.S. employer
        of incorporation)                                   identification no.)

      501 W. NORTH AVENUE                                         60160
    MELROSE PARK, ILLINOIS                                     (Zip Code)
(Address of principal executive offices)


       Registrant's telephone number, including area code: (708) 865-1053


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 5.   OTHER EVENTS.
          ------------

     (a) 0n September 12, 2000, Midwest Banc Holdings, Inc. (the "Company") named Edward H. Sibbald as Executive Vice President and Director-Marketing and Investor Relations. Attached as Exhibit 99.1 is a copy of the press release relating to the appointment, which is incorporated herein by reference.

     (b) On September 12, 2000, the Company named Daniel R. Kadolph as Chief Financial Officer. Attached as Exhibit 99.2 is a copy of the press release relating to the appointment, which is incorporated herein by reference.



ITEM 7(C).  EXHIBITS.
            --------

Exhibit 99.1 Press Release dated September 12, 2000.
Exhibit 99.2 Press Release dated September 12, 2000.

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MIDWEST BANC HOLDINGS, INC.



Date: September 20, 2000.              By: /s/ Brad A. Luecke
                                           ----------------------
                                           Brad A. Luecke
                                           President and Chief Executive Officer

                                INDEX TO EXHIBITS
                                -----------------


Exhibit
-------

 99.1     Press Release dated September 12, 2000
 99.2     Press Release dated September 12, 2000